EXHIBIT 10.24

                           GENERAL SECURITY AGREEMENT


In consideration of one or more loans, letters of credit or other financial accommodations made, issued or extended by HUDSON RIVER BANK & TRUST COMPANY., a New York banking corporation with its principal executive office located in Syracuse, New York and an office for the transaction of business at One Hudson City Center, Hudson, New York 12514 (the "Lender") to, for, or in reliance on the guaranty of the undersigned (collectively, the "Borrower"), the undersigned hereby agrees that the Lender shall have the rights, remedies and benefits hereinafter set forth.

The term "Liabilities" shall mean and include any and all indebtedness, obligations and liabilities of any kind of the undersigned to the Lender or to others to the extent of their participations granted or interest therein created or acquired by them or for them by the Lender, now or hereafter existing, arising directly between the undersigned and the Lender or acquired outright conditionally or as collateral security from another by the Lender, absolute contingent, joint and/or several, secured or unsecured, due or not due, whether arising by contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including but not limiting the generality of the foregoing indebtedness, obligations or liabilities to the Lender of the undersigned as a member of any partnership, joint venture, syndicate, association or other group, and whether incurred by the undersigned as principal, surety, indorser, guarantor, accommodation party or otherwise.

The terms "Collateral" or "Security" shall mean and include all of the Borrower's present and future personal property of every kind, nature and description, wherever located, and to the full extent of Borrower's interest therein, including, but not limited to:

         (1) All present and future accounts, contracts and contract rights, promissory notes, acceptances, drafts, letters of credit, chattel paper, general intangibles, and security for the payment of the foregoing, guaranties, all rights of borrower in the Collateral and underlying goods and proceeds thereof;

         (2) All present and after-acquired goods in the nature of inventory in all of its forms, wherever, located, additions and accretions thereto, trust receipts and documents covering the same, products and proceeds thereof; and

         (3) All present and after-acquired goods in the nature of machinery and equipment in all of its forms, wherever located, including any substitutions, additions, and replacements thereof.

At any  time and  from  time to  time,  upon  the  request  of the  Lender,  the undersigned will (1) deliver and pledge to the Lender, indorsed and/or accompanied by such evidence of assignment and transfer, in such forms and substance, as the Lender may request, any and all instruments, documents and/or chattel paper and/or general intangibles as the Lender may specify in the request, and which relates to any security interest granted pursuant hereto; (2) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Lender may request, in order to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Lender to exercise and enforce its rights hereunder or with respect to such security interest; (3) keep and stamp or otherwise mark any and documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Lender may require; and (4) permit representatives of the Lender at any time to inspect its inventory and to inspect and make abstracts from the undersigned's books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents.

The right is expressly granted to the Lender, at its discretion, to file in those jurisdictions where the same is permitted one or more financing statements under the Uniform Commercial Code signed only by the Lender, naming the undersigned as debtor and the Lender as secured party, and indicating therein the types or describing the items of Security herein specified. Without the prior written consent of the Lender, the undersigned will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Lender is not named as sole secured party. With respect to the Security, or any part thereof, which at any time shall come into the possession or custody or under the control of the Lender or any of its agent, associates, or correspondents, for any purpose, the right is expressly granted to the Lender, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security, and whether or not so transferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Security and/or apply the same as hereinafter provided; to change any of the Security for other property upon the reorganization, recapitalization or other readjustment, and in connection therewith, to deposit any of the Security with any committee or depository upon such terms as it may determine; to vote the Security so transferred or registered and to exercise or cause its nominee to exercise all or any powers all with respect thereto with the same force and effect as an absolute owner thereof, without notice and without liability except to account for property actually received by it.

The Lender shall have a security interest in and be deemed to have possession of any of the Collateral or Security in transit or set apart for it or for any of its agents, associates or correspondents.

The Lender at its discretion may, whether any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation to do so, or the Lender may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the undersigned. The Lender shall not be required to take any steps necessary to preserve any rights against prior parties or in and to any of the Security. Upon default hereunder, or in connection with any of the Liabilities the undersigned shall, at the request of the Lender, assemble and make the Security available at such place or places as the Lender designates.

The Lender shall have the rights and remedies with respect to the Security of a secured party under the Uniform Commercial Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Security, or any part thereof, the Lender may in the event of default sell or cause the Security to be sold in the City of Albany, New York, or elsewhere, in one or more sales or parcels, at such price as the Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security, at any broker's board or at public or private sale, without demand or performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived) and the Lender or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the undersigned, any such demand, notice or right and equity being hereby expressly waived and released. The undersigned will pay to the Lender all expenses incidental to the enforcement of any of the provisions hereof, including but not limited to attorney's fees, of any actual or attempted sale, repossession, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the rights and claims of the Lender in respect thereof, by litigation or otherwise, including expenses of insurance; and all such expenses shall be Liabilities within the terms of this agreement.

If at any time the Lender determines that it is inadequately secured, the undersigned, upon the request of the Lender, will furnish such further Security or make such payment on account of the Liabilities as will be satisfactory to the Lender, and if the undersigned fails forthwith to furnish such Security or to make such payment, or if any sum payable upon any of the Liabilities be not paid when due, or if the undersigned shall default in the performance of its agreements herein or in any instrument or document delivered pursuant hereto, or if the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Security shall die or be dissolved, become insolvent (however such insolvency may be evidenced), or make general assignment for the benefit of creditors, or if the undersigned shall suspend the transaction of his, its or their usual business, or be expelled from or suspended by any stock or securities exchange or other exchange, or any judgment is docketed or lien filed against the undersigned maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person or if a petition in bankruptcy or for any relief under any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension shall be filed, or any proceeding shall be instituted under any such law by or against the undersigned or any such copartnership, maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other party, or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property, or, assume control over the affairs or operations of, or a receiver, trustee or conservator shall be appointed of any substantial part of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, the undersigned or of any such copartnership, asker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person, or if any Liabilities of the undersigned or of any such copartnership, maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person shall become due and payable, or if the undersigned shall be dissolved or be a party to any merger or consolidation without the written consent of the Lender, the Liabilities shall, at the option of the Lender, become due and payable forthwith.

The Lender may assign or transfer the whole or part of any of the Liabilities so transferred and the Security transferred therewith as are hereby given to the Lender, and upon such transfer, the Lender shall be fully discharged from all claims with respect to any Security so transferred, but shall retain all rights and powers hereby given with respect to any Security not so transferred.

No delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No waiver shall be enforceable against the Lender unless in writing, signed by an officer of the Lender, and shall be limited solely to the one event. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Lender may otherwise have. The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Security and any and all other notices and demands whatsoever, whether or not relating to such instruments.

No provision hereof shall be modified or limited except by a written instrument signed by an officer of the Lender, expressly referring hereto and to the provision so modified or limited. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Security of the undersigned shall apply to any Liability or any Security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, assigns or successors of the undersigned, and shall inure to the benefit of and be enforceable by the Lender, its successors, transferees and assigns; shall constitute a continuing agreement, applying to all future as well as existing transactions; and if all transactions between the Lender and the undersigned shall be at any time terminated, shall be equally applicable to any new transactions thereafter; shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise. Unless the context otherwise requires all terms used herein which are defined in the Uniform Commercial Code shall have the meaning therein stated.

If this agreement shall be terminated or revoked by operation of law, the undersigned will indemnify and save the Lender harmless from any loss which may be suffered or incurred by the Lender in acting hereunder prior to the receipt by the Lender, its successors, transferees or assigns of notice of such termination or revocation. In the event that any part of this agreement is determined by any court of competent jurisdiction to be unenforceable, the balance of this agreement shall remain in full force and effect unless the Lender gives the undersigned written notice by registered mail, return receipt requested, of its intention to terminate this agreement, in which event all of the obligations of the undersigned to the Lender shall immediately become due and payable. If any part of this agreement shall be determined by any court of competent jurisdiction to be unenforceable against any of the undersigned, the same shall nevertheless be and remain enforceable against the remaining parties.

The undersigned warrants and represents that all Security in which a security interest is or will be granted to the Lender is and will at all times be valid and subsisting, free and clear of all liens and encumbrances, except the one created hereunder; is and will be without defenses, offsets and counterclaims, and if the Security consists of accounts or the proceeds of the sale of goods, payment therefor will be made by the account debtor in accordance with the tenor of invoices rendered to the account debtor; that the undersigned will defend the title and security interest at their own cost and expense; will furnish the Lender with such financial statements as the Lender may reasonably request; will keep the collateral in good condition and repair; will keep the collateral fully insured against all risk and procure an extended coverage rider and a rider providing that in the event of a loss, the proceeds then shall be payable to the Lender, and said insurance policy or policies shall not be cancelable unless on ten (10) days written notice to the Lender; that upon the receipt of any checks or other payments in which the Lender has a security interest, the same will be held as trustee by the undersigned until the same are delivered to the Lender; that all representations are continuing in nature; that the undersigned is authorized to execute this agreement; that if undersigned is a corporation, it is in good standing in the state of its incorporation, is authorized and licenses to do business in every state where it does business, that the execution of this agreement does not violate its certificate of incorporation, its by-laws or any other agreement.

Upon the occurrence of a default hereunder, the Lender shall have the right to the appointment of a receiver without notice to the undersigned.

The security interest created herein shall attach without the execution or delivery to the Lender of any instruments, documents, trust receipts, assignments or other agreements of transfer, and in the event that any such paper, instruments, documents or other agreements of transfer are or will be delivered to the Lender, the same are and will be in furtherance and in addition to the security interest created by virtue of this agreement.

This agreement has been executed in the State of New York and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of State of New York. As part of the consideration for the Lender making any loans hereunder, the undersigned hereby agrees that all actions or proceedings arising directly or indirectly from or touching upon this agreement shall be litigated only in courts having a situs within of the State of New York, and the undersigned hereby consents to the jurisdiction of any local, state or federal court located within the State of New York.

The undersigned represents and warrants that the chief executive office and other places of business of the undersigned, the Collateral and the books and records relating to the Collateral are, and have been during the four month period prior to the date hereof, located at the following address: 300 Jordan Road, Troy, New York 12180.

This agreement shall be a continuing agreement and shall apply to all future as well as existing transactions.

Dated:   April ___, 1999
Albany, New York

                         IFS INTERNATIONAL, INC.


                         By:______________________________
                         Name:____________________________
                         Title:_____________________________





STATE OF NEW YORK )
                                    ) SS.:
COUNTY OF                           )

         On this __ day of April, 1999, before me personally came __________________, to me known, who being by me duly sworn, did depose and say that he resides at __________________________, New York, that he is the _________________ of IFS INTERNATIONAL, INC., the corporation described in and which executed the foregoing instrument, and he acknowledged that he signed his name thereto by order of the Board of Directors of said corporation.

                        ---------------------------------------
                        Notary Public